Summary of Significant Accounting Policies - Cash, cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Summary of Significant Accounting Policies
Cash and cash equivalents	¥ 19,328,920	$ 2,648,051	¥ 32,935,111
Restricted cash	8,320,728	1,139,935	5,542,271
Long-term restricted cash	97,720	13,388	144,125
Total	¥ 27,747,368	$ 3,801,374	¥ 38,621,507	$ 5,291,125	¥ 23,155,293	¥ 18,374,564